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                                                                   Exhibit 99(i)

                     KRAMER LEVIN NAFTALIS & FRANKEL LLP
                      9 1 9   T H I R D   A V E N U E
                         NEW YORK, N.Y. 10022 - 3852
                               (212) 715 - 9100
                                                                        FAX

                                                                       (212)
                                                                     715-8000
                                                                       -----

                                                                     WRITER'S
                                                                      DIRECT
                                                                      NUMBER

                                                                       (212)
                                                                     715-9100

                                  May 10, 1999





The Victory Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219



                  Re:      Pre-Effective Amendment No. 1 to
                           Registration Statement on Form N-1A
                           File Nos. 333-62051;811-8979
                           ----------------------------



Dear Ladies and Gentlemen:

                  We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.


                                       Very truly yours,

                                       /s/ Kramer Levin Naftalis & Frankel LLP